Jennison Value Fund, a series of
JENNISONDRYDEN PORTFOLIOS

     Supplement dated October 12, 2007 to the Statement of Additional Information dated December 29, 2006

This supplement amends the Statement of Additional Information dated December 29, 2006 (“SAI”) of Jennison Value Fund (the “Fund”) and is in addition to any existing supplements to the Fund’s SAI.

1. The first sentence under the caption, “Fund Classification, Investment Objective and Policies” is deleted and replaced with the following:

Jennison Value Fund is a series of JennisonDryden Portfolios, a diversified, open-end management investment company.

LR00191